Exhibit 99.2

Flagstone Reinsurance Holdings, S.A.

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

Flagstone Reinsurance Holdings, S.A.
65 Avenue de la Gare, L-1611
Luxembourg
Grand Duchy of Luxembourg

Contact Information:
Brenton Slade
Chief Marketing Officer
+352 273 515 15

Website Information:
www.flagstonere.com

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission ("SEC")
pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

			Page(s)
Basis of Presentation and Recent Developments			1
Cautionary Statement Regarding Forward-Looking Statements			2
Regulation G - Non-GAAP Financial Measures			3
I.	Financial Highlights		5
II.	Income Statements
	a.	Consolidated Statements of Income (Loss) - Quarterly	6
	b.	Gross Premiums Written by Line of Business and Geographic Area of Risk	7
III.	Consolidated Balance Sheets		8
IV.	Investment Portfolio Composition		9
V.	Loss Reserve - Paid to Incurred Analysis		10
VI.	Share Analysis
	a.	Capitalization	11
	b.	Earnings Per Common Share Information - As Reported	12
	c.	Basic and Diluted Book Value Per Common Share Analysis	13
VII.	Non-GAAP Financial Measure Reconciliation		14

FLAGSTONE REINSURANCE HOLDINGS, S.A.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for share amounts, per share amounts and percentages.

•
The debt to capitalization ratio is an indication of the Company’s leverage.  It is calculated by dividing the Company’s long term debt by the total capital.  Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

•	N/A - means not applicable.

•
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable U.S. GAAP financial measures in accordance with Regulation G is included in this financial supplement.

•
As previously announced on April 2, 2012, and on April 3, 2012, the Company announced definitive agreements to divest its Island Heritage and Lloyd’s segments, respectively.  The Island Heritage transaction closed on April 5, 2012 and the Lloyd’s segment transaction is expected to be completed before the end of the third quarter of 2012. Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all discussions and amounts presented herein relate to the continuing operations. All prior years presented have been reclassified to conform to this new presentation.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

Cautionary Statement Regarding Forward-Looking Statements

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements” within the meaning of the U.S. Federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: the ongoing impact on our business of our net loss in 2011 and our inability to continue our return to profitability in a timely manner, if at all; the failure to consummate the divestiture of our former Lloyd’s reportable segment described above, and the timing of the Lloyd’s divestiture; the amount of costs, fees, expenses, indemnification obligations, purchase price adjustments and charges related to the divestitures and realignment initiatives described above; the possibility that the benefits anticipated from the divestitures and realignment initiatives described above will not be fully realized in the timeframe anticipated, if at al; the failure to successfully implement the Company’s business strategy despite the completion of the divestitures and realignment initiatives described above; cancellation of our reinsurance contracts by cedents; market conditions affecting our common share price; the possibility that pricing changes in our industry may make it difficult or impossible for us to effectively compete or produce attractive returns; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved and the premium environment; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the impact of our financial strength ratings and the consequences to our business of our sustained negative outlook or any downgrade; our ability to raise capital on favorable terms or at all; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts in which the deposit premium is not specified; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, and our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; our exposure to many different counterparties in the financial service industry, and the related credit risk of counterparty default; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; our need for financial flexibility to maintain our current level of business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply and premium dynamics in our markets relating to growing capital levels in the insurance and reinsurance industries; the investment environment; declining demand due to increased retentions by cedents and other factors; our ability to continue to implement our expense reduction initiatives to the extent and in the timeframe anticipated; the impact of Eurozone instability and terrorist activities on the economy; and rating agency policies and practices, particularly related to the duration a company may remain on negative outlook without further rating action.

On March 20, 2011, Moody’s Investors Service placed the financial strength rating of the Company and its principal subsidiary, Flagstone Suisse, under review. On July 29, 2011, Moody’s Investor Services indicated that they have decided to extend their review for possible downgrade in order to continue to evaluate the steps taken by the Company to reduce risk and the extent of further planned changes. On December 19, 2011, Moody’s Investor Services confirmed Flagstone Suisse’s financial strength rating of A3, confirmed that the outlook is negative and removed the ratings from under review. On March 31, 2011, Fitch Ratings re-affirmed the A- insurer financial strength of Flagstone Suisse and revised its outlook to negative. On March 1, 2012, Fitch Ratings placed the financial strength ratings of the Company’s and its subsidiaries on rating watch negative following Fitch’s normal periodic review. Fitch noted that the Company suffered a high level of underwriting losses in 2011 that led to a steep decline in shareholders’ equity (30%) that was significantly greater than comparably rated peers. Fitch’s concern was further heightened by the Company’s modest size which presents the possibility that further capital erosion could compromise the Company’s competitive viability. Fitch anticipates resolving the rating watch in the second half of 2012 when the outcome of steps that the Company has taken, or is expected to take in the near term, to improve its financial profile and operating performance, will become more evident. Upon resolution of the rating watch, Fitch’s expectation is that the Company’s ratings will either be downgraded one notch or affirmed at their current levels. On April 12, 2011, A.M. Best Co. re-affirmed the A- financial strength rating of Flagstone Suisse and revised its outlook to negative. On October 24, 2011, A.M. Best Co. commented that the Company’s financial strength rating of A- (Excellent) is unchanged following the restructuring announcement and also noted that the outlook for the Company’s financial strength rating remains negative. On April 4, 2012, after the Company announced that it had entered into definitive agreements for the sale of its Lloyd’s business and Island Heritage, A.M. Best Co. commented that the Company’s financial strength rating of A- (Excellent) remains unchanged and also noted that the outlook for the Company’s financial strength rating remains negative.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

On May 18, 2012, A.M. Best Co. affirmed the Company’s financial strength rating of A- (Excellent) and again noted that the outlook for the Company’s financial strength rating remains negative. Currently, the majority of Flagstone Suisse reinsurance contracts permit cancellation if our financial strength rating is downgraded below A- by A.M. Best Co.  Resolution of the negative outlook is dependent on our ability to generate a reasonable and sustainable level of profitability, reduce our dependence on retrocessional support, bring our risk appetite in line with our available capital, continuation of our expense reduction initiatives and, most importantly, improving our overall financial flexibility.  We are working to successfully address each of these items.  A downgrade or sustained negative outlook by any rating organization could result in a significant reduction in the number of reinsurance contracts we write and in a substantial loss of business as our customers, and brokers that place such business, move to other competitors with higher financial strength ratings, as well as resulting in negative consequences for our results of operations, cash flows, competitive position and business prospects.  Although we regularly provide financial and other information to rating agencies to both maintain and enhance existing financial strength ratings, we cannot assure that our financial strength ratings will not remain on negative outlook or be downgraded in the future by any of these agencies.

We seek to maintain a prudent amount of capital for our business and maintain our overall financial flexibility. When assessing our financial position and potential capital needs, we consider, among other things, the low investment returns environment, our recent and potential net exposure to losses associated with catastrophic events, the amount of and changes in our reserves, underwriting opportunities and market conditions. We may decide to raise additional capital in the future to continue and/or invest in our existing businesses or write new business, although any such decision will be dependent on then-existing market and other conditions.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. Federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which are subject to significant uncertainties and speak only as of the date on which they are made.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.   However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

BASIC BOOK VALUE PER COMMON SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER COMMON SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share for all periods presented.

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY

Annualized net operating return on average Flagstone shareholders’ equity is defined as operating income (loss) (income (loss) from continuing operations adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains), and non-recurring items) divided by average Flagstone shareholders’ equity (the sum of opening and closing Flagstone shareholders’ equity divided by two). The result is then annualized (a statistical technique whereby figures covering a period of less than one year are extended to cover a 12 month period).

DILUTED OPERATING INCOME (LOSS) PER COMMON SHARE

Diluted operating income (loss) per common share is defined as income (loss) from continuing operations adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011

Gross premiums written	$171,150	$264,128	$341,378	$616,803
Net premiums written	$164,865	$219,719	$250,194	$453,644
Net premiums earned	$102,499	$118,620	$216,244	$319,673
Net investment income	$3,866	$12,300	$8,933	$21,498
Income (loss) from continuing operations	$12,342	$(32,973)	$40,190	$(181,146)
Net income (loss) attributable to Flagstone	$13,490	$(20,210)	$52,675	$(181,430)
Net operating income (loss) (1)	$8,613	$(11,609)	$16,206	$(160,260)
Comprehensive income (loss) attributable to Flagstone	$8,957	$(19,495)	$52,471	$(177,838)
Cash flow used in operating activities	$(143,649)	$(137,209)	$(180,965)	$(95,241)
Loss and loss adjustment expense reserves	$682,329	$877,090	$682,329	$877,090
Flagstone shareholders’ equity	$836,660	$946,904	$836,660	$946,904

PER COMMON SHARE AND COMMON SHARE DATA
Net income (loss) attributable to Flagstone per common share - Basic	$0.19	$(0.29)	$0.74	$(2.60)
Net income (loss) attributable to Flagstone per common share - Diluted	$0.19	$(0.29)	$0.74	$(2.60)
Diluted net operating income (loss) per common share (1)	$0.12	$(0.16)	$0.23	$(2.29)
Weighted average common shares outstanding - Basic	71,352,487	70,380,852	71,015,712	69,869,195
Weighted average common shares outstanding - Diluted	71,763,904	70,380,852	71,572,129	69,869,195
Basic book value per common share	$11.73	$13.45	$11.73	$13.45
Diluted book value per common share	$11.52	$13.08	$11.52	$13.08
Diluted book value per common share plus accumulated distributions	$12.32	$13.72	$12.32	$13.72
Distributions declared per common share	$0.04	$0.04	$0.08	$0.08

FINANCIAL RATIOS
Change in diluted book value per share (2)	1.3%	(1.7)%	6.4%	(15.2)%

Loss ratio	54.1%	81.3%	56.4%	125.0%
Acquisition cost ratio	21.6%	21.6%	20.7%	19.9%
General and administrative expense ratio	18.4%	16.6%	18.8%	11.2%
Combined ratio	94.1%	119.5%	95.9%	156.1%

INVESTMENT DATA
Total assets	$2,574,026	$3,296,073	$2,574,026	$3,296,073
Total cash and investments (3)	$1,379,638	$1,682,258	$1,379,638	$1,682,258

 (1)Net operating income (loss) is defined as income (loss) from continuing operations adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains).

(2)Change in diluted book value per common share represents the increase (decrease) in diluted book value per common share plus accumulated distributions declared in the period.
 (3)Cash and investments represents the total cash and cash equivalents, restricted cash, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY (Unaudited)

	Three months ended					Six months ended		Year ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	June 30, 2012	June 30, 2011	December 31, 2011
REVENUES
Gross premiums written	$171,150	$170,228	$80,732	$92,162	$264,128	$341,378	$616,803	$789,697
Premiums ceded	(6,285)	(84,899)	(37,529)	(30,577)	(44,409)	(91,184)	(163,159)	(231,265)
Net premiums written	164,865	85,329	43,203	61,585	219,719	250,194	453,644	558,432
Change in net unearned premiums	(62,366)	28,416	78,561	68,456	(101,099)	(33,950)	(133,971)	13,046
Net premiums earned	102,499	113,745	121,764	130,041	118,620	216,244	319,673	571,478
Net investment income	3,866	5,067	6,647	6,167	12,300	8,933	21,498	34,312
Net realized and unrealized gains (losses) - investments	5,365	18,103	(4,044)	(19,592)	(7,905)	23,468	2,866	(20,770)
Net realized and unrealized (losses) gains - other	(4,990)	6,383	7,503	(18,305)	13,986	1,393	13,296	2,494
Other income	1,546	2,811	1,372	1,376	1,554	4,357	2,686	5,434
Total revenues	108,286	146,109	133,242	99,687	138,555	254,395	360,019	592,948

EXPENSES
Loss and loss adjustment expenses	55,483	66,449	145,167	131,879	96,490	121,932	399,489	676,535
Acquisition costs	22,113	22,653	20,022	31,619	25,613	44,766	63,684	115,325
General and administrative expenses	17,533	20,910	28,509	17,785	19,313	38,443	38,393	84,686
Stock based compensation expense	1,289	950	1,704	2,000	431	2,239	(2,574)	1,131
Interest expense	2,965	2,958	2,789	3,137	2,892	5,923	5,742	11,668
Net foreign exchanges (gains) losses	(3,354)	4,231	1,414	(33,981)	27,445	877	37,048	4,481
Total expenses	96,029	118,151	199,605	152,439	172,184	214,180	541,782	893,826
Income (loss) from continuing operations before income taxes and interest in earnings of equity investments	12,257	27,958	(66,363)	(52,752)	(33,629)	40,215	(181,763)	(300,878)
(Provision) recovery for income tax	(185)	(128)	(354)	(668)	827	(313)	1,073	51
Interest in earnings of equity investments	270	18	(216)	(250)	(171)	288	(456)	(922)
Income (loss) from continuing operations	12,342	27,848	(66,933)	(53,670)	(32,973)	40,190	(181,146)	(301,749)
Income (loss) from discontinued operations, net of taxes	1,148	12,472	(17,630)	(5,769)	13,960	13,620	1,737	(21,662)
Net income (loss)	13,490	40,320	(84,563)	(59,439)	(19,013)	53,810	(179,409)	(323,411)
Less: (Income) loss attributable to noncontrolling interest	-	(1,135)	(595)	(106)	(1,197)	(1,135)	(2,021)	(2,722)
NET INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$13,490	$39,185	$(85,159)	$(59,545)	$(20,210)	$52,675	$(181,430)	$(326,133)

Net income (loss)	$13,490	$40,320	$(84,563)	$(59,439)	$(19,013)	$53,810	$(179,409)	$(323,411)
Change in currency translation adjustment	(4,669)	4,537	(1,915)	(8,677)	873	(132)	3,750	(6,842)
Change in defined benefit pension plan obligation	136	(208)	532	62	(158)	(72)	(158)	436
Comprehensive income (loss)	8,957	44,649	(85,946)	(68,054)	(18,298)	53,606	(175,817)	(329,817)
Less: Comprehensive loss attributable to noncontrolling interest	-	(1,135)	(595)	(106)	(1,197)	(1,135)	(2,021)	(2,722)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$8,957	$43,514	$(86,541)	$(68,160)	$(19,495)	$52,471	$(177,838)	$(332,539)

KEY RATIOS
Loss ratio	54.1%	58.4%	119.2%	101.4%	81.3%	56.4%	125.0%	118.4%
Acquisition cost ratio	21.6%	19.9%	16.4%	24.3%	21.6%	20.7%	19.9%	20.2%
General and administrative expense ratio (1)	18.4%	19.2%	24.8%	15.2%	16.6%	18.8%	11.2%	15.0%
Combined ratio	94.1%	97.5%	160.4%	140.9%	119.5%	95.9%	156.1%	153.6%

PER COMMON SHARE DATA
Weighted average common shares outstanding - Basic	71,352,487	70,678,937	70,391,286	70,380,852	70,380,852	71,015,712	69,869,195	70,129,756
Weighted average common shares outstanding - Diluted (2)	71,763,904	71,156,700	70,391,286	70,380,852	70,380,852	71,572,129	69,869,195	70,129,756

Net income (loss) attributable to Flagstone per common share - Basic	$0.19	$0.55	$(1.21)	$(0.85)	$(0.29)	$0.74	$(2.60)	$(4.65)
Net income (loss) attributable to Flagstone per common share - Diluted	$0.19	$0.55	$(1.21)	$(0.85)	$(0.29)	$0.74	$(2.60)	$(4.65)

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended June 30,
	2012		2011
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Line of Business
Property catastrophe	$126,755	74.1%	$170,394	64.5%
Property	28,781	16.8%	53,224	20.2%
Short-tail specialty and casualty	15,614	9.1%	40,510	15.3%
Total	$171,150	100.0%	$264,128	100.0%

	Six months ended June 30,
	2012		2011
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Line of Business
Property catastrophe	$233,096	68.3%	$372,256	60.4%
Property	66,666	19.5%	119,023	19.3%
Short-tail specialty and casualty	41,616	12.2%	125,524	20.3%
Total	$341,378	100.0%	$616,803	100.0%

	Three months ended June 30,
	2012		2011
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Geographic area of risk insured (2)
Caribbean (3)	$7,484	4.4%	$1,623	0.6%
Europe	18,744	11.0%	13,187	5.0%
Japan and Australasia	21,965	12.8%	27,805	10.5%
North America	108,139	63.2%	177,557	67.2%
Worldwide risks (4)	13,491	7.9%	32,706	12.4%
Other	1,327	0.7%	11,250	4.3%
Total	$171,150	100.0%	$264,128	100.0%

	Six months ended June 30,
	2012		2011
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Geographic area of risk insured (1)
Caribbean	$8,984	2.6%	$3,416	0.6%
Europe	68,003	19.9%	89,702	14.5%
Japan and Australasia	33,062	9.7%	70,304	11.4%
North America	179,558	52.6%	301,576	48.9%
Worldwide risks (2)	43,101	12.6%	125,333	20.3%
Other	8,670	2.6%	26,472	4.3%
Total	$341,378	100.0%	$616,803	100.0%

(1) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(4) Includes contracts that cover risks in two or more geographic zones.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
ASSETS
Investments:
Fixed maturity investments, at fair value	$333,674	$1,132,101	$1,138,435	$1,211,335	$1,280,106
Short term investments, at fair value	696,838	7,473	10,616	9,452	13,187
Other investments	142,504	131,590	125,534	127,815	127,411
Total investments	1,173,016	1,271,164	1,274,585	1,348,602	1,420,704
Cash and cash equivalents	186,251	217,050	249,424	214,052	198,036
Restricted cash	17,823	22,144	17,538	25,155	23,877
Premium balances receivable	273,744	254,948	236,375	323,549	429,502
Unearned premiums ceded	58,679	82,904	30,550	55,517	86,957
Reinsurance recoverable	232,784	251,207	271,183	221,662	168,407
Accrued interest receivable	2,607	9,914	12,950	12,565	13,134
Receivable for investments sold	2,435	4,060	18	3,964	203,257
Deferred acquisition costs	50,144	39,735	38,155	43,739	60,053
Funds withheld	25,983	20,680	25,116	28,570	30,721
Goodwill	-	-	-	3,108	3,108
Other assets	110,919	120,569	160,950	214,933	189,260
Assets held for sale including discontinued operations	439,641	540,123	461,651	495,862	469,057
Total assets	$2,574,026	$2,834,498	$2,778,496	$2,991,278	$3,296,073

LIABILITIES
Loss and loss adjustment expense reserves	$682,329	$849,975	$897,368	$857,873	$877,090
Unearned premiums	292,109	242,341	215,316	320,407	427,451
Insurance and reinsurance balances payable	45,454	104,266	75,433	80,145	82,119
Payable for investments purchased	2,494	44,781	6,255	20,986	176,750
Long term debt	250,202	251,088	250,575	251,167	252,602
Other liabilities	70,964	52,702	54,059	76,101	66,294
Liabilities of discontinued operations held for sale	393,814	441,409	472,957	490,711	449,468
Total liabilities	1,737,366	1,986,562	1,971,963	2,097,390	2,331,774

EQUITY
Common voting shares	845	845	845	845	845
Common shares held in treasury, at cost	(150,202)	(150,202)	(160,448)	(161,701)	(161,701)
Additional paid-in capital	857,714	859,327	872,819	875,481	877,227
Accumulated other comprehensive loss	(12,788)	(8,255)	(12,584)	(11,201)	(2,586)
Retained earnings	141,091	127,601	88,416	173,574	233,119
Total Flagstone shareholders' equity	836,660	829,316	789,048	876,998	946,904
Noncontrolling interest in subsidiaries (1)	-	18,620	17,485	16,890	17,395
Total equity	836,660	847,936	806,533	893,888	964,299
Total liabilities and equity	$2,574,026	$2,834,498	$2,778,496	$2,991,278	$3,296,073

Basic book value per common share	$11.73	$11.62	$11.21	$12.46	$13.45
Diluted book value per common share	$11.52	$11.42	$10.90	$12.11	$13.08
Debt to total capitalization (2)	23.0%	23.2%	24.1%	22.3%	21.1%

(1)Prior to June 30, 2012, noncontrolling interest in subsidiaries included Island Heritage.
(2)Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders' equity.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011
U.S. government and agency securities	$-	0.0%	$318,230	25.0%	$323,781	25.5%	$200,375	14.9%	$208,888	14.7%
Other foreign governments	21,356	1.8%	77,485	6.1%	109,515	8.6%	245,272	18.2%	262,214	18.5%
Corporates	-	0.0%	402,720	31.7%	472,346	37.1%	500,961	37.1%	515,145	36.3%
Mortgage-backed securities	131,644	11.2%	180,211	14.2%	175,090	13.7%	195,974	14.5%	217,973	15.3%
Asset-backed securities	180,674	15.4%	153,455	12.1%	57,703	4.5%	68,753	5.1%	75,886	5.3%
Total fixed maturities	333,674	28.4%	1,132,101	89.1%	1,138,435	89.4%	1,211,335	89.8%	1,280,106	90.1%
Short term investments	696,838	59.5%	7,473	0.6%	10,616	0.8%	9,452	0.7%	13,187	0.9%
Total	1,030,512	87.9%	1,139,574	89.7%	1,149,051	90.2%	1,220,787	90.5%	1,293,293	91.0%
Other investments	142,504	12.1%	131,590	10.3%	125,534	9.8%	127,815	9.5%	127,411	9.0%
Total	$1,173,016	100.0%	$1,271,164	100.0%	$1,274,585	100.0%	$1,348,602	100.0%	$1,420,704	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$1,002,469	97.3%	$732,603	64.3%	$695,931	60.6%	$720,226	59.0%	$768,164	59.4%
AA	2,678	0.3%	115,641	10.1%	92,299	8.0%	152,066	12.5%	161,111	12.5%
A	24,998	2.4%	194,924	17.1%	231,143	20.1%	222,127	18.2%	242,190	18.7%
BBB	367	0.0%	96,406	8.5%	129,678	11.3%	126,368	10.3%	121,828	9.4%
Total	$1,030,512	100.0%	$1,139,574	100.0%	$1,149,051	100.0%	$1,220,787	100.0%	$1,293,293	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$696,838	67.6%	$11,638	1.0%	$29,663	2.6%	$37,793	3.1%	$60,521	4.7%
From one to five years	4,269	0.4%	759,018	66.6%	754,709	65.6%	788,310	64.6%	814,539	63.0%
From five to ten years	9,062	0.9%	26,477	2.3%	107,461	9.4%	90,674	7.4%	85,360	6.6%
Above ten years	8,025	0.8%	8,775	0.8%	24,425	2.1%	39,284	3.2%	39,014	3.0%
Asset-backed and mortgage-backed securities	312,318	30.3%	333,666	29.3%	232,793	20.3%	264,726	21.7%	293,859	22.7%
Total	$1,030,512	100.0%	$1,139,574	100.0%	$1,149,051	100.0%	$1,220,787	100.0%	$1,293,293	100.0%

Average credit quality	AAA		AA		AA		AA+		AA+

OTHER INVESTMENTS
Investment funds	$68,235		$66,507		$59,278		$60,846		$60,138
Catastrophe bonds	71,762		62,827		64,016		64,485		64,436
Equity securities	61		81		82		110		213
Other investments	2,446		2,175		2,158		2,374		2,624
Total	$142,504		$131,590		$125,534		$127,815		$127,411

FLAGSTONE REINSURANCE HOLDINGS, S.A.
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended June 30, 2012			Three months ended March 31, 2012			Three months ended December 31, 2011
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$849,975	$(251,207)	$598,768	$897,368	$(271,183)	$626,185	$857,873	$(221,662)	$636,211

Incurred	54,583	900	55,483	58,570	7,879	66,449	201,910	(56,743)	145,167

Other (1)	(8,033)	37	(7,996)	6,961	(43)	6,918	6,768	(355)	6,413

Paid	(214,196)	17,486	(196,710)	(112,924)	12,140	(100,784)	(169,183)	7,577	(161,606)

End of period	$682,329	$(232,784)	$449,545	$849,975	$(251,207)	$598,768	$897,368	$(271,183)	$626,185

Paid to incurred percentage	392.4%	(1,942.9)%	354.5%	192.8%	(154.1)%	151.7%	83.8%	13.4%	111.3%

	Three months ended September 30, 2011			Three months ended June 30, 2011
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$877,090	$(168,407)	$706,683	$867,470	$(81,026)	$786,444

Incurred	191,446	(59,567)	131,879	186,375	(89,885)	96,490

Other (1)	(44,897)	568	(44,329)	28,962	(38)	28,924

Paid	(165,766)	5,744	(160,022)	(205,717)	2,542	(203,175)

End of period	$857,873	$(221,662)	$636,211	$877,090	$(168,407)	$708,683

Paid to incurred percentage	86.6%	9.6%	121.3%	110.4%	2.8%	210.6%

(1) This amount represents the movement in reserves as a result of foreign exchange movements. As well in the three months ended June 30, 2012, the movemnt of reserves from intercompany to thrid party follwing the disposal of Island Heritage.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CAPITALIZATION (Unaudited)

	As at
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Long term debt	$250,202	$251,088	$250,575	$251,167	$252,602
Flagstone shareholders’ equity	836,660	829,316	789,048	876,998	946,904
Total capitalization	$1,086,862	$1,080,404	$1,039,623	$1,128,165	$1,199,506

Leverage ratio:
Debt to total capitalization	23.0%	23.2%	24.1%	22.3%	21.1%

		June 30, 2012		June 30, 2011
		Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)		$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)		$100,000	$88,750	$100,000	$88,750
Deferrable Interest Debentures (c)		$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)		€13,000	€13,000	€13,000	€13,000
Letter of credit facility (e)		$550,000	$507,536	$550,000	$428,124
Letter of credit facility (f)		$200,000	$45,998	$200,000	$30,277

Notes:
(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly.  The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.

(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly.  The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.

(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036, and may be called at par by the Issuer at any time after September 15, 2011.

(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e) On December 21, 2010, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF – FIS entered into a secured $550.0 million standby letter of credit facility with Citibank Europe Plc.  The drawn amount of the facility at June 30, 2012, was secured by $554.7 million of fixed maturity securities from the Company's investment portfolio. This replaces a $450 million facility with Citibank previously in place with Flagstone Suisse.

(f) On August 31, 2011, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF - FIS entered into a $200.0 million secured committed letter of credit facility with Barclays Bank Plc.  The drawn amount of the facility at June 30, 2012, was secured by $48.4 million of fixed maturity securities from the Company's investment portfolio.  This replaces a $200 million facility with Barclays Bank Plc which commenced on March 5, 2009.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011

Net income (loss) attributable to Flagstone	$13,490	$(20,210)	$52,675	$(181,430)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding - Basic (1)	71,352,487	70,380,852	71,015,712	69,869,195

Dilutive share equivalents:
Weighted average unvested restricted share units (2)	76,309	-	134,213	-
Weighted average unvested performance share units	335,108	-	422,204	-
Weighted average common shares outstanding - Diluted	71,763,904	70,380,852	71,572,129	69,869,195

EARNINGS (LOSS) PER COMMON SHARE
Basic	$0.19	$(0.29)	$0.74	$(2.60)
Diluted	$0.19	$(0.29)	$0.74	$(2.60)

(1) Includes weighted average vested restricted share units.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
DILUTIVE COMMON SHARES AS IF OUTSTANDING
Flagstone shareholders’ equity	$836,660	$829,316	$789,048	$876,998	$946,904
Cumulative distributions paid per outstanding common share	0.80	0.76	0.72	0.68	0.64
Common shares outstanding	71,058,922	71,058,922	70,167,142	70,058,168	70,058,168
add in:
vested restricted share units	293,565	293,565	233,709	322,684	322,684
Total common shares and common share equivalents outstanding	71,352,487	71,352,487	70,400,851	70,380,852	70,380,852

Basic book value per common share	$11.73	$11.62	$11.21	$12.46	$13.45

Basic book value per common share plus accumulated distributions (1)	$12.53	$12.38	$11.93	$13.14	$14.09

Diluted book value on an "as if converted basis"
Flagstone shareholders' equity	$836,660	$829,316	$789,048	$876,998	$946,904
add in:
proceeds on exercise of warrant (2)	-	-	-	-	-
Adjusted Flagstone shareholders' equity	$836,660	$829,316	$789,048	$876,998	$946,904

Cumulative distributions paid per outstanding common share	$0.80	$0.76	$0.72	$0.68	$0.64

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	71,352,487	71,352,487	70,400,851	70,380,852	70,380,852
add in:
vesting of performance share units	1,010,800	1,016,050	1,676,125	1,762,442	1,762,442
vesting of restricted share units	250,950	260,050	290,470	275,320	270,150
Diluted common shares outstanding	72,614,237	72,628,587	72,367,446	72,418,614	72,413,444

Diluted book value per common share	$11.52	$11.42	$10.90	$12.11	$13.08

Diluted book value per common share plus accumulated distributions (1)	$12.32	$12.18	$11.62	$12.79	$13.72

Change in diluted book value per common share: Quarter	0.9%	4.7%	(10.1)%	(7.4)%	(2.0)%
Change in diluted book value per common share adjusted for distributions: Quarter (3)	1.3%	5.1%	(9.6)%	(7.1)%	(1.7)%
Change in diluted book value per common share adjusted for distributions: Rolling 12 months (3)	6.4%	5.1%	(28.7)%	(21.2)%	(15.2)%
Annualized change in diluted book value per common share adjusted for distributions since inception	3.5%	3.4%	2.8%	4.6%	6.2%

(1) Basic and diluted book value per common share plus accumulated distributions is calculated by dividing the sum of Flagstone shareholders' equity and cumulative distributions declared by diluted common shares outstanding.

(2) Diluted book value per common share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(3) Change in diluted book value per common share adjusted for distributions is the internal rate of return of the increase in diluted book value per common share plus accumulated distributions declared in the period.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NON-GAAP FINANCIAL MEASURE RECONCILIATION
NET OPERATING INCOME (LOSS) (Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011

Income (loss) from continuing operations	$12,342	$(32,973)	$40,190	$(181,146)

ADJUSTMENTS FOR:
Net realized and unrealized (gains) losses - investments	(5,365)	7,905	(23,468)	(2,866)
Net realized and unrealized losses (gains) - other	4,990	(13,986)	(1,393)	(13,296)
Net foreign exchange (gains) losses	(3,354)	27,445	877	37,048

NET OPERATING INCOME (LOSS)	$8,613	$(11,609)	$16,206	$(160,260)

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$832,988	$957,849	$812,854	$1,040,819

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	4.1%	(4.8)%	4.0%	(30.8)%